OLD MUTUAL GLOBAL SHARES TRUST

GlobalShares FTSE All-World Fund
GlobalShares FTSE Emerging Markets Fund
Global Shares FTSE All-Cap Asia Pacific ex Japan Fund
GlobalShares FTSE All-World ex US Fund
GlobalShares FTSE Developed Countries ex US Fund

Supplement to the currently effective Prospectus for the above listed Funds:

Old Mutual Global Index Trackers (Pty) Limited, the investment adviser to Old Mutual Global Shares Trust (the “Trust”), announced today that it would close the GlobalShares FTSE All-World Fund, GlobalShares FTSE Emerging Markets Fund, Global Shares FTSE All-Cap Asia Pacific ex Japan Fund, GlobalShares FTSE All-World ex US Fund and GlobalShares FTSE Developed Countries ex US Fund (collectively, the “Funds”) to new investment on October 5, 2010. The Funds will be liquidated as of October 8, 2010.  Shareholders of record remaining as of October 8, 2010 will receive cash at the net asset value of their shares as of October 8, 2010, which will include any capital gains and dividends as of this date.  The Trust’s Board of Trustees determined that closing the Funds was in the best interests of the Funds and the Funds’ shareholders. The Funds will pay their annual capital gains distribution, if any, and quarterly dividends to shareholders of record on September 30, 2010.

October 5, 2010 will be the last day of trading in the Funds on NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca will halt trading in the Funds before the open of trading on October 6, 2010.  Prior to such dates, each Fund will begin the process of closing down and liquidating its portfolio.  This process will cause each Fund’s holdings to deviate from the securities included in its underlying index and each Fund to increase its cash holdings, which may lead to increased tracking error.

Shareholders may sell their holdings on or prior to October 5, 2010, incurring a transaction fee from their broker-dealer. All shareholders remaining as of October 8, 2010 will receive cash at the net asset value of their shares as of October 8, 2010, which will include any capital gains and dividends into the cash portion of their brokerage accounts.

Shareholders can call 1-888-664-9887 for additional information.
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Old Mutual Global Shares Trust
10 High Street, Suite 302
Boston, MA 02110

Please retain this Supplement for future reference

September 24, 2010

15919783.4.BUSINESS